NATIONWIDE MUTUAL FUNDS
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Supplement dated April 30, 2014
to the Prospectus dated March 1, 2014 (as revised March 26, 2014)

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The heading “Portfolio Manager” and the information under the heading “Portfolio Manager” on pages 5, 9, 14, 19 and 24 of the Prospectus are deleted in their entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey, Jr.	Head of Asset Strategies, NFA	Since 2007
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

2.	The information under the heading “Portfolio Management” on page 33 of the Prospectus is deleted in its entirety and replaced with the following:

Thomas R. Hickey Jr. and Benjamin A. Richer are the Funds’ portfolio managers and are responsible for the day-to-day management of the Funds in accordance with (1) their respective target asset class allocations and (2) the allocations to each of their respective Underlying Funds. Mr. Hickey joined NFA in April 2001 and is currently Head of Asset Strategies at NFA. Since September 2007, Mr. Hickey has been the lead manager for all NFA asset allocation strategies. Mr. Richer joined NFA in 2006 and previously served as a Sr. Asset Strategist.  Mr. Richer is currently Director of Asset Strategies at NFA and became a co-portfolio manager to the Funds in April 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE